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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 26, 2005

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

            Virginia                   005-62335              54-2053718
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  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)

                  201 Volvo Parkway, Chesapeake, Virginia 23320
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 436-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01.     REGULATION FD DISCLOSURE.

     On April 26, 2005, Hampton Roads Bankshares, Inc. issued a press release announcing its first quarter earnings for 2005. This information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

               99.1      Press release dated April 26, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Hampton Roads Bankshares, Inc.

Date    April 26, 2005                By:  /s/ Jack W. Gibson
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                                           Jack W. Gibson
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibits
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       99.1    Press release dated April 26, 2005